UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 27, 2005

                                AEROTELESIS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-5014                  95-2554669
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           1554 S. Sepulveda Blvd., Suite #118, Los Angeles, CA 90025
           ----------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:               (310) 235-1727

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 25, 2005, the Company, entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP, dated as of July 25, 2005. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners shares of the Company's common stock for a total purchase price of up to $100 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners will pay the Company 99% of the lowest volume weighted average price of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. The price paid by Cornell Capital Partners for the Company's stock shall be determined as of the date of each individual request for an advance under the Standby Equity Distribution Agreement. Cornell Capital Partners will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of the Company's common stock sold under the Standby Equity Distribution Agreement and is limited to $1,500,000 per five consecutive trading days after the advance notice is provided to Cornell Capital Partners.

      Upon the execution of the Standby Equity Agreement, Cornell Capital Partners is entitled to receive a one-time commitment fee in the form of 1,000,000 shares of the Company's Common Stock.

      In relation with the Standby Equity Distribution Agreement, the Company has also entered into a Placement Agent Agreement, dated as of July 25, 2005, with Monitor Capital, Inc. Upon execution of the Placement Agent Agreement, Monitor Capital, Inc. is entitled to receive, as a one-time placement agent fee, shares of the Company's common stock in an amount equal to $10,000, or 7,143 shares as of July 25, 2005.

      On July 25, 2004, the Company also entered into a Securities Purchase Agreement with Cornell Capital Partners. Pursuant to the Securities Purchase Agreement, the Company shall issue convertible-redeemable debentures to Cornell Capital Partners in the original principal amount of $3,000,000, of which $1,500,000 shall be funded on the fifth business day following the execution of the Securities Purchase Agreement and $1,500,000 shall be funded two business days prior to the date a registration statement is filed with the U.S. Securities and Exchange Commission. The first debenture issued to Cornell Capital Partners has a 12-month term and accrues annual interest of 10%. The debentures may be redeemed by the Company at any time, in whole or in part. If on the date of redemption, the closing price of the Company's common stock is greater than the conversion price in effect, the Company shall pay a redemption premium of 20% of the amount redeemed in addition to such redemption. The debentures are also convertible at the holder's option at a conversion price equal to $1.117, which may be adjusted pursuant to the terms of the Secured Convertible Debentures. The debentures are secured by substantially all the assets of the Company. The second debenture issued to Highgate House Funds, Ltd. has a 12-month term and accrues annual interest of 10%. The debentures may be redeemed by the Company at any time, in whole or in part. If on the date of redemption, the closing price of the Company's common stock is greater than the conversion price in effect, the Company shall pay a redemption premium of 20% of the amount redeemed in addition to such redemption. The debentures are also convertible at the holder's option at a conversion price equal to $1.117, which may be adjusted pursuant to the terms of the Secured Convertible Debentures. The debentures are secured by substantially all the assets of the Company.

      The Company issued four warrants. The first warrant issued to Cornell Capital Partners for 150,000 shares of the Company's common stock has an exercise price equal to $3.00 or as adjusted under the terms of the warrant. The second warrant to Cornell Capital Partners for 75,000 shares of the Company's common stock has an exercise price equal to $4.00 or as adjusted under the terms of the warrant. The third warrant issued to Highgate House Funds, Ltd. for 150,000 shares of the Company's common stock has an exercise price equal to $3.00 or as adjusted under the terms of the warrant. The fourth warrant issued to Highgate House Funds, Ltd. for 75,000 shares of the Company's common stock has an exercise price equal to $4.00 or as adjusted under the terms of the warrant. The warrants expire five years from July 25, 2005.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.


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

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description

---------------------------------------------------------------------------------------------------------------
Exhibit     Description                                                                       Location
---------------------------------------------------------------------------------------------------------------
Exhibit     Standby Equity  Distribution  Agreement dated as of July 25, 2005 between the     Provided herewith
 99.1       Company and Cornell Capital Partners, LP

Exhibit     Securities  Purchase Agreement dated as of July 25, 2005 between the Company,     Provided herewith
 99.2       Cornell Capital Partners, LP and Highgate House Funds, Ltd.

Exhibit     Registration  Rights  Agreement dated as of July 25, 2005 between the Company     Provided herewith
 99.3       and Cornell Capital Partners, LP

Exhibit     Security Agreement dated as of July 25, 2005 between the Company, Cornell         Provided herewith
 99.4       Capital Partners, LP and Highgate House Funds, Ltd.

Exhibit     Security Agreement dated as of July 25, 2005 between the Company, Cornell         Provided herewith
 99.5       Capital Partners, LP and Highgate House Funds, Ltd.

Exhibit     Investor Registration Rights Agreement dated as of July 25, 2005 between the      Provided herewith
 99.6       Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd.

Exhibit     Placement Agent Agreement dated as of July 25, 2005 by and among the              Provided herewith
 99.7       Company, Cornell Capital Partners, LP and Monitor Capital, Inc.

Exhibit     Warrant dated as of July 25, 2005 issued to Cornell Capital Partners, LP          Provided herewith
 99.8

Exhibit     Warrant dated as of July 25, 2005 issued to Cornell Capital Partners, LP          Provided herewith
 99.9

Exhibit     Warrant dated as of July 25, 2005 issued to Highgate House Funds, Ltd.            Provided herewith
 99.10

Exhibit     Warrant dated as of July 25, 2005 issued to Highgate House Funds, Ltd.            Provided herewith
 99.11

Exhibit     Secured Convertible Debenture dated as of July 25, 2005 issued to Highgate        Provided herewith
 99.12      House Funds, Ltd.

Exhibit     Convertible Debenture dated as of July 25, 2005 issued to Cornell Capital         Provided herewith
 99.13      Partners, LP

Exhibit     Pledge and Escrow Agreement dated July 25, 2005 among the Company, Cornell        Provided herewith
 99.14      Capital Partners, LP, Highgate House Funds, Ltd. and David Gonzalez, Esq.


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

---------------------------------------------------------------------------------------------------------------
Exhibit     Description                                                                       Location
---------------------------------------------------------------------------------------------------------------
Exhibit     Escrow Agreement dated July 25, 2005 among the Company, Cornell Capital           Provided herewith
 99.15      Partners, LP and David Gonzalez, Esq.

Exhibit     Escrow Agreement dated July 25, 2005 among the Company and David Gonzalez,        Provided herewith
 99.16      Esq.

Exhibit     Subsidiary Security Agreement dated as of July 25, 2005 between AeroTelesis       Provided herewith
 99.17      Phillipines, Inc., Cornell Capital Partners, LP and Highgate House Funds,
            Ltd.

Exhibit     Subsidiary Security Agreement dated as of July 25, 2005 between AeroTelesis       Provided herewith
 99.18      Satellite Networks, Inc., Cornell Capital Partners, LP and Highgate House
            Funds, Ltd.

Exhibit     Subsidiary Security Agreement dated as of July 25, 2005 between AeroTelesis       Provided herewith
 99.19      IP Networks, Inc., Cornell Capital Partners, LP and Highgate House Funds,
            Ltd.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2005                             AEROTELESIS, INC.


                                                By:    /s/ Joseph Gutierrez
                                                    ----------------------------
                                                Name:  Joseph Gutierrez
                                                Title: President


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